SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C.  20549

                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   April 26, 2004


                           First Health Group Corp.
            (Exact name of registrant as specified in its charter)


         Delaware                  0-15846               36-3307583
 (State of Incorporation)        (Commission            (IRS Employer
                                 File Number)        Identification No.)


                3200 Highland Avenue, Downers Grove, IL  60515
         (Address of principal executive offices, including zip code)


                               (630) 737-7900
             (Registrant's telephone number including area code)

 Item 12:   Results of Operations and Financial Condition


 The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

 On April 26, 2004, First Health Group Corp. issued a press release lowering its first quarter ended and full year 2004 financial expectations. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               First Health Group Corp.



 April 26, 2004                /s/  Edward L. Wristen
                               ----------------------
                               Edward L. Wristen
                               President and Chief Executive Officer


                               /s/  William R. McManaman
                               -------------------------
                               William R. McManaman
                               Senior Vice President and
                               Chief Financial Officer